UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

Regional Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35477	57-0847115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

979 Batesville Road, Suite B

Greer, South Carolina 29651

(Address of principal executive offices) (zip code)

(864) 448-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.10 par value	RM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Fifth Amendment to Senior Revolving Credit Facility

On September 7, 2022, Regional Management Corp. (the “Company”) and certain of its subsidiaries named as borrowers therein entered into the Fifth Amendment to the Seventh Amended and Restated Loan and Security Agreement, dated as of September 7, 2022 (the “Fifth Amendment”), among the Company as a borrower and its subsidiaries named as borrowers therein (collectively with the Company, the “Revolving Borrowers”), the financial institutions named as lenders therein (the “Revolving Lenders”), and Wells Fargo Bank, National Association, as agent (the “Revolving Agent”). The Fifth Amendment amends the Seventh Amended and Restated Loan and Security Agreement, dated as of September 20, 2019 (the “Loan Agreement”), among the Revolving Borrowers, the Revolving Lenders and the Revolving Agent. The Loan Agreement was previously filed with the Securities and Exchange Commission (the “SEC”) by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated September 20, 2019.

The Fifth Amendment amends the Loan Agreement to replace LIBOR as the benchmark rate for the calculation of interest with a forward-looking term rate based on the secured overnight financing rate (“SOFR”) with a one-month tenor with a benchmark adjustment or, in certain limited circumstances set forth therein, another alternative benchmark rate that has been selected by the Revolving Agent and the Revolving Borrowers with a benchmark adjustment, which in each case will not be less than a floor of 0.50%. The amendments to the Loan Agreement that are made pursuant to the Fifth Amendment will be effective on and after October 1, 2022.

For a complete description of the terms of the Fifth Amendment, see Exhibit 10.1 hereto. The foregoing description of the Fifth Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is incorporated by reference herein.

Warehouse Amendments

On September 7, 2022, the Company and its wholly-owned subsidiary, Regional Management Receivables II, LLC (“RMR II”), entered into the Third Amendment to the Second Amended and Restated Credit Agreement, dated as of September 7, 2022 (the “RMR II Amendment”), by and among the Company, as servicer, RMR II, as borrower, the lenders party thereto, the agents party thereto, Credit Suisse AG, New York Branch, as administrative agent and as structuring and syndication agent, and Wells Fargo Bank, National Association, acting through its corporate trust services division, as account bank and backup servicer. The RMR II Amendment amends the Second Amended and Restated Credit Agreement, dated as of April 14, 2021 (the “RMR II Credit Agreement”), by and among the Company, as servicer, RMR II, as borrower, the lenders from time to time party thereto, the agents from time to time party thereto, Credit Suisse AG, New York Branch, as administrative agent and as structuring and syndication agent, and Wells Fargo Bank, National Association, acting through its corporate trust services division, as account bank and backup servicer. The RMR II Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.1 to the Current Report on Form 8-K dated April 20, 2021. The RMR II Amendment makes certain amendments to the RMR II Credit Agreement to replace LIBOR as the benchmark rate for the calculation of interest with a forward-looking term rate based on SOFR with a three-month tenor or, in certain limited circumstances set forth therein, compounded SOFR, daily simple SOFR or another alternative benchmark rate that has been selected by Credit Suisse AG, New York Branch, as administrative agent, in consultation with RMR II, as borrower, with a floor on the benchmark rate as adjusted set at 0.25%. The definition of “Base Rate” is amended by deleting the reference to LIBOR as one of the alternative rates to be applied in the calculation of the “Base Rate”. The amendments to the RMR II Credit Agreement that are made pursuant to the RMR II Amendment will be effective on and after October 1, 2022.

On September 7, 2022, the Company and its wholly-owned subsidiary, Regional Management Receivables IV, LLC (“RMR IV”), entered into Amendment No. 3 to the Credit Agreement, dated as of September 7, 2022 (the “RMR IV Amendment” and, together with the RMR II Amendment, the “Warehouse Amendments”), by and among the Company, as servicer, RMR IV, as borrower, Wells Fargo Bank, National Association, as agent and committed lender, and Wells Fargo Bank, National Association, as administrative agent. The RMR IV Amendment amends the Credit Agreement, dated as of April 19, 2021 (the “RMR IV Credit Agreement” and, together with the RMR II Credit Agreement, the “Warehouse Credit Agreements”), by and among the Company, as servicer, RMR IV, as borrower, the lenders from time to time parties thereto, the agents from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Bank, National Association, acting through its corporate trust services division, as account bank and backup servicer. The RMR IV Credit Agreement was previously filed with the SEC by the Company as Exhibit 10.2 to the Current Report on Form 8-K dated April 20, 2021. The RMR IV Amendment makes certain amendments to the RMR IV Credit Agreement to replace LIBOR as the benchmark rate for the calculation of the interest rate with a forward-

looking term rate based on SOFR with a one-month tenor or, in certain limited circumstances set forth therein, another alternative benchmark rate that has been selected by Wells Fargo Bank, National Association, as administrative agent, and RMR IV, as borrower, in the manner set forth therein, with a floor on the benchmark rate as adjusted set at 0.0%. The definition of “Base Rate” is amended by replacing the reference to LIBOR with a reference to SOFR as one of the alternative rates to be applied in the calculation of the “Base Rate”. The amendments to the RMR IV Credit Agreement that are made pursuant to the RMR IV Amendment will be effective on and after October 1, 2022.

For a complete description of the terms of each of the RMR II Amendment and the RMR IV Amendment, see Exhibit 10.2 and Exhibit 10.3 hereto, respectively. The foregoing descriptions of the Warehouse Amendments are only a summary, do not purport to be complete, and are qualified in their entirety by reference to the full text of the related Warehouse Amendment which are each incorporated by reference herein.

The lenders under the Loan Agreement and each Warehouse Credit Agreement have in the past provided and/or may in the future provide investment banking, underwriting, lending, commercial banking, trust, and other advisory services to the Company and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries and affiliates for such services.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to Seventh Amended and Restated Loan and Security Agreement, dated as of September 7, 2022, among Regional Management Corp. as a borrower and its subsidiaries named as borrowers therein, the financial institutions named as lenders therein, and Wells Fargo Bank, National Association, as agent.

10.2	Third Amendment to the Second Amended and Restated Credit Agreement, dated as of September 7, 2022, by and among Regional Management Corp., as servicer, Regional Management Receivables II, LLC, as borrower, the lenders from time to time party thereto, Credit Suisse AG, New York Branch, as administrative agent and as structuring and syndication agent, and Wells Fargo Bank, National Association, acting through its corporate trust services division, as account bank and backup servicer.

10.3	Amendment No. 3 to the Credit Agreement, dated as of September 7, 2022, by and among Regional Management Corp., as servicer, Regional Management Receivables IV, LLC, as borrower, Wells Fargo Bank, National Association, as agent and committed lender, and Wells Fargo Bank, National Association, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regional Management Corp.

Date: September 12, 2022	By:	/s/ Harpreet Rana
Harpreet Rana Executive Vice President and Chief Financial Officer